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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 18, 2005

NEVADA STAR RESOURCE CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon Territory, Canada	000-25489	98-0155690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10735 Stone Avenue North, Seattle, Washington, USA	98133
(Address of principal executive offices)	(Zip Code)

                      425-467-1836

(Issuer's telephone number, including area code)

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(b)

On October 18, 2005, the Registrant's Board of Directors approved a change of the Registrant's fiscal year end from August 31 to November 30, effective immediately. The Registrant will file a Form 10-KSB for the transition period ending November 30, 2005 as soon as practicable, but no later than ninety (90) days after November 30, 2005. The Form 10-KSB will cover the three month period from September 1, 2005 to November 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEVADA STAR RESOURCE CORP.

By:

/s/ Robert Angrisano

--------------------------------------------

Robert Angrisano

President and Director

Dated:  October 21, 2005